EXHIBIT 99.1

EPIQ Systems, Inc. Announces Third Quarter 2005 Results

    KANSAS CITY, Kan.--(BUSINESS WIRE)--Oct. 25, 2005--EPIQ Systems, Inc. (NASDAQ: EPIQ) today announced results of operations for the third quarter of 2005 with operating revenue (total revenue less reimbursed expenses) of $25.8 million compared to $26.2 million for the second quarter of 2005 and versus $28.7 million for the year ago third quarter. September 30, 2005 year-to-date operating revenue of $78.0 million compares to $81.2 million last year.
    In accordance with a required accounting change (EITF 04-08 - The Effect of Contingently Convertible Instruments on Diluted Earnings per Share) effective December 15, 2004, potential shares related to our convertible notes issued June 10, 2004 are included in the diluted shares calculation for all periods presented as though the debt was converted entirely on the date of issuance. To date, no shares have been converted. In the absence of EITF 04-08, diluted weighted average shares outstanding would have been 18.9 million for the third quarter of 2005 and were 18.3 million for the year ago quarter. Taking into effect the accounting change, diluted weighted average shares outstanding were 21.7 million for the third quarter of 2005 and have been restated to 21.1 million for the year ago quarter. The convertible notes bear interest at 4% annually. EITF 04-08 requires earnings per share calculations to include the appropriate after tax interest adjustment. A reconciliation statement identifying the changes related to the new accounting treatment is attached. All earnings per share information, unless otherwise noted, references diluted earnings per share calculated in accordance with EITF 04-08.
    Third quarter 2005 net income from continuing operations was $3.1 million or $0.16 per share versus $2.9 million or $0.15 per share for the second quarter of 2005 and compared to $2.2 million or $0.12 per share for the year ago quarter. September 30, 2005 year-to-date net income from continuing operations was $9.2 million or $0.48 per share compared to $7.1 million or $0.39 per share for the prior year.
    Non-GAAP net income from continuing operations for the third quarter of 2005 was $4.4 million or $0.22 per share compared to $4.3 million or $0.22 per share for the second quarter of 2005 and versus $4.3 million or $0.22 per share in the third quarter of 2004. September 30, 2005 year-to-date non-GAAP net income from continuing operations was $12.9 million or $0.65 per share compared to $13.7 million or $0.72 per share for the prior year. Non-GAAP net income adjusts net income from continuing operations for amortization of acquisition related intangibles, acquisition-related expenses, capitalized loan fee amortization and extinguishment and embedded option mark-to-market expense/convertible debt accretion, all net after tax. A reconciliation statement is attached.
    EPIQ Systems' management primarily analyzes financial results adjusted for certain items that are non-operational and not necessarily ongoing in nature, as well as cash flow generated from operations. Management evaluates the following key metrics: (i) Non-GAAP Adjusted EBITDA from continuing operations (earnings before interest/financing and debt extinguishment, taxes, depreciation, amortization, and acquisition related expenses) and (ii) net cash provided by operating activities.
    Non-GAAP Adjusted EBITDA from continuing operations was $10.2 million in the third quarter of 2005 compared to $10.0 million in the second quarter of 2005 and versus $10.2 million for the year ago quarter and was $30.0 million for September 30, 2005 year-to-date compared to $30.9 million for the prior year. A reconciliation statement is attached.
    September 30, 2005 year-to-date net cash provided by operating activities was $13.7 million compared to $20.4 million last year. A condensed cash flow statement is attached.
    Tom W. Olofson, chairman and CEO, and Christopher E. Olofson, president and chief operating officer of EPIQ Systems stated, "The period leading up to the October 17, 2005 effective date for bankruptcy legislation witnessed a significant spike in bankruptcy filings for both consumer and corporate debtors. In particular, the week of October 10 saw a tremendous surge in new filings. EPIQ Systems' market share has held strongly, and we were particularly pleased to have been selected for major new Chapter 11 engagements during the third quarter. In support of our strategic objectives, we recently completed two smaller acquisitions which add important new service offerings and which expand the reach of our industry relationships."

    Recent key events include:

    -- After October 17, 2005, the Bankruptcy Abuse Prevention and Consumer Protection Act of 2005 became effective and makes the most sweeping changes in a generation, affecting both consumer and business bankruptcies.

    --  EPIQ Systems released TCMS(R) 10.6, an industry-leading
        Chapter 7 case management solution to provide updates for changes resulting from the new legislation.

    -- Since June 2004, the Federal Open Market Committee has raised the federal funds rate eleven times from its low of 1.00% to the current 3.75%.

    -- The Federal Reserve reported that corporate debt and consumer credit both pushed further into record levels, approaching $5.4 trillion and $2.2 trillion, respectively, as of June 30, 2005.

    -- In August we acquired Novare, Inc. a boutique provider of specialty bankruptcy consulting services, and in October we acquired Hilsoft, Inc. a national leader of legal notification programs for class action matters.

    Conference Call

    The Company will host a conference call today at 3:30 p.m. (CDT) to discuss these results. The Internet broadcast of the call with corresponding slides can be accessed at www.epiqsystems.com. To listen by phone, call (800) 350-6237 before 3:30 p.m. (CDT). The archive of the Internet broadcast will be available on the company's website until the next earnings update. A recording of the call will be available through November 30, 2005 beginning approximately two hours after the call ends. To access the replay, call (800) 675-9924 and enter pin# 102505.

    Company Description

    EPIQ Systems is a national leader in the market for fiduciary management and claims administration systems and provides an advanced offering of integrated technology-based products and services. Our solutions enable clients to optimize the administration of large and complex bankruptcy, class action, mass tort, and other similar legal proceedings. EPIQ Systems' clients include corporations, attorneys, trustees and administrative professionals who require sophisticated case administration and document management capabilities, extensive subject matter expertise, and a high service capacity. We provide clients a packaged offering of both proprietary technology and value-added services that comprehensively addresses their extensive business requirements. For more information, visit us online at www.epiqsystems.com.

    Forward-looking and Cautionary Statements

    This press release and the referenced conference call may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act, including those relating to the possible or assumed future results of operations and financial condition of the Company. These forward-looking statements are based on the Company's current expectations and may be identified by terms such as "believe," "expect," "anticipate," "should," "planned," "may," "goal," "objective" and "potential." Because forward-looking statements involve future risks and uncertainties, listed below are a variety of factors that could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. These factors include (1) any material changes in our total number of client engagements and the volume associated with each engagement, (2) any material changes in our Chapter 7 deposit portfolio, the services required or selected by our Chapter 11, Chapter 13, class action or mass tort engagements, or the number of cases processed by our Chapter 13 bankruptcy trustee clients, (3) material changes in the number of bankruptcy filings, class action filings or mass tort actions each year, (4) our reliance on and future changes in our marketing arrangement and pricing arrangements with Bank of America for Chapter 7 revenue, (5) the marketing and pricing arrangements with other Chapter 7 depository banks, (6) the impact of recently enacted tort reform and bankruptcy reform legislation on the volume and timing of disposition of client engagements, (7) risks associated with the integration of acquisitions into our existing business operations, (8) risks associated with our indebtedness, and (9) other risks detailed from time to time in our SEC filings, including our annual report on Form 10-K for the year ended December 31, 2004. In addition, there may be other factors not included in our SEC filings that may cause actual results to differ materially from any forward-looking statements. We undertake no obligations to update any forward-looking statements contained herein to reflect future events or developments.




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                 (In thousands, except per share data)
                              (Unaudited)

                                Three months ended  Nine months ended
                                  September 30,       September 30,
                               -------------------- ------------------
                                  2005      2004      2005     2004
                               ---------- --------- --------- --------

REVENUE:
   Case management               $18,469   $16,980   $58,100  $51,278
   Document management             7,373    11,671    19,895   29,961
                               ---------- --------- --------- --------
        Operating revenue         25,842    28,651    77,995   81,239
   Reimbursed expenses             6,174     7,043    17,118   15,375
                               ---------- --------- --------- --------
       Total Revenue              32,016    35,694    95,113   96,614
                               ---------- --------- --------- --------

COSTS AND EXPENSES:
Direct costs                      14,775    18,533    42,074   46,509
General and administrative         7,035     6,998    23,071   19,209
Depreciation and software
 amortization                      1,732     1,804     5,281    4,763
Amortization of identifiable
 intangible assets                 1,442     2,032     4,492    5,744
Acquisition related                  114        16       114    2,197
                               ---------- --------- --------- --------
      Total Operating Expenses    25,098    29,383    75,032   78,422
                               ---------- --------- --------- --------

INCOME FROM OPERATIONS             6,918     6,311    20,081   18,192
                               ---------- --------- --------- --------

EXPENSES RELATED TO FINANCING:
Interest income                      (28)      (32)     (106)     (98)
Interest expense                   1,623     1,653     4,309    5,182
Debt extinguishment                    -       995         -      995
                               ---------- --------- --------- --------
      Net Expenses Related to
       Financing                   1,595     2,616     4,203    6,079
                               ---------- --------- --------- --------

INCOME FROM CONTINUING
 OPERATIONS BEFORE INCOME TAXES    5,323     3,695    15,878   12,113

PROVISION FOR INCOME TAXES         2,236     1,534     6,637    4,968
                               ---------- --------- --------- --------

NET INCOME FROM CONTINUING
 OPERATIONS                        3,087     2,161     9,241    7,145

TOTAL DISCONTINUED OPERATIONS          -       (77)        -      668
                               ---------- --------- --------- --------

NET INCOME                        $3,087    $2,084    $9,241   $7,813
                               ========== ========= ========= ========

NET INCOME PER SHARE
 INFORMATION:
  Income per share - Diluted
     Income from continuing
      operations                   $0.16     $0.12     $0.48    $0.39
     Income (loss) from
      discontinued operations          -     (0.01)        -     0.03
                               ---------- --------- --------- --------
        Net income per share -
         Diluted                   $0.16     $0.11     $0.48    $0.42
                               ========== ========= ========= ========

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING - DILUTED             21,718    21,135    21,259   19,388
                               ========== ========= ========= ========





                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                              (Unaudited)

                                September 30, 2005  December 31, 2004
                                ------------------ -------------------
             ASSETS
 ASSETS:
 Cash and cash equivalents                $13,203             $13,330
 Trade receivables, net                    26,653              18,690
 Property and equipment, net               19,663              20,431
 Goodwill                                 147,585             147,728
 Other intangibles, net                    20,195              24,057
 Other                                     15,514              15,852
                                ------------------ -------------------

 Total Assets                            $242,813            $240,088
                                ================== ===================

 LIABILITIES AND STOCKHOLDERS'
             EQUITY
 LIABILITIES:
 Accounts payable                          $3,911              $4,263
 Indebtedness                              72,915              82,149
 Other liabilities                         15,588              13,843
 STOCKHOLDERS' EQUITY                     150,399             139,833
                                ------------------ -------------------

 Total Liabilities and
  Stockholders' Equity                   $242,813            $240,088
                                ================== ===================




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)
                              (Unaudited)

                               Three months ended   Nine months ended
                              -------------------- -------------------
                              September  September September September
                                 30,        30,       30,       30,
                                2005       2004      2005      2004
                              ---------- --------- --------- ---------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net income                     $3,087    $2,084    $9,241    $7,813
  Non-cash adjustments to net
   income:
     Depreciation and
      amortization                3,174     3,836     9,773    10,507
     Other, net                   1,330     2,112     2,584     4,658
  Changes in operating assets
   and liabilities, net          (4,168)   (2,914)   (7,861)   (2,591)
                              ---------- --------- --------- ---------
        Net cash provided by
         operating activities     3,423     5,118    13,737    20,387
                              ---------- --------- --------- ---------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
  Cash acquired from (paid
   for) business combinations,
   net                             (650)        4      (650) (113,111)
  Other                          (2,607)   (1,487)   (4,013)   (4,916)
                              ---------- --------- --------- ---------
     Net cash used in
      investing activities       (3,257)   (1,483)   (4,663) (118,027)
                              ---------- --------- --------- ---------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
  Net proceeds (payments) on
   indebtedness                  (1,423)   (7,606)  (10,104)   76,552
  Other                             724       266       903       553
                              ---------- --------- --------- ---------
     Net cash provided by
      (used in) financing
      activities                   (699)   (7,340)   (9,201)   77,105
                              ---------- --------- --------- ---------

NET DECREASE IN CASH              $(533)  $(3,705)    $(127) $(20,535)
                              ========== ========= ========= =========





                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
      RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO
            NON-GAAP NET INCOME FROM CONTINUING OPERATIONS
                            (In thousands)
                              (Unaudited)

                           Three months ended       Nine months ended
                       --------------------------- -------------------
                       September  June   September September September
                          30,      30,      30,       30,       30,
                         2005     2005     2004      2005      2004
                       --------- ------- --------- --------- ---------
NET INCOME FROM
 CONTINUING OPERATIONS   $3,087  $2,904    $2,161    $9,241    $7,145

Plus (net of tax):
 Amortization of
  acquisition
  intangibles               836     832     1,189     2,614     3,389
 Acquisition related
  expense                    66       -         9        66     1,296
 Loan fee amortization
  and debt
  extinguishment            161     161       782       488     1,670
 Non-cash embedded
  option charges            256     409       194       444       194
                       --------- ------- --------- --------- ---------
                          1,319   1,402     2,174     3,612     6,549
                       --------- ------- --------- --------- ---------

NON-GAAP NET INCOME
 FROM CONTINUING
 OPERATIONS              $4,406  $4,306    $4,335   $12,853   $13,694
                       ========= ======= ========= ========= =========






                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
          RECONCILIATION OF EPS FROM CONTINUING OPERATIONS TO
                NON-GAAP EPS FROM CONTINUING OPERATIONS
                              (Unaudited)

                            Three months ended      Nine months ended
                        -------------------------- -------------------
                        September June   September September September
                           30,     30,      30,       30,       30,
                          2005     2005    2004      2005      2004
                        --------- ------ --------- --------- ---------

EPS FROM CONTINUING
 OPERATIONS
(on a diluted basis)       $0.16  $0.15     $0.12     $0.48     $0.39

Plus (net of tax):
   Amortization of
    acquisition
    intangibles             0.04   0.04      0.05      0.13      0.17
   Acquisition related
    expense                    -      -         -         -      0.07
   Loan fee amortization
    and debt
    extinguishment          0.01   0.01      0.04      0.02      0.08
   Non-cash embedded
    option charges          0.01   0.02      0.01      0.02      0.01
                        --------- ------ --------- --------- ---------
                            0.06   0.07      0.10      0.17      0.33
                        --------- ------ --------- --------- ---------

NON-GAAP  EPS FROM
 CONTINUING OPERATIONS
(on a diluted basis)       $0.22  $0.22     $0.22     $0.65     $0.72
                        ========= ====== ========= ========= =========






                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
      RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO
          NON-GAAP ADJUSTED EBITDA FROM CONTINUING OPERATIONS
                            (In thousands)
                              (Unaudited)

                           Three months ended       Nine months ended
                      ---------------------------- -------------------
                      September  June    September September September
                         30,      30,       30,       30,       30,
                        2005     2005      2004      2005      2004
                      --------- -------- --------- --------- ---------

NET INCOME FROM
 CONTINUING OPERATIONS  $3,087   $2,904    $2,161    $9,241    $7,145

 Acquisition related
  expense                  114        -        16       114     2,197
 Depreciation and
  amortization           3,174    3,202     3,836     9,773    10,507
 Expenses related to
  financing and debt
  extinguishment         1,595    1,844     2,616     4,203     6,079
 Provision for income
  taxes                  2,236    2,077     1,534     6,637     4,968
                      --------- -------- --------- --------- ---------
                         7,119    7,123     8,002    20,727    23,751
                      --------- -------- --------- --------- ---------

NON-GAAP ADJUSTED
 EBITDA FROM
 CONTINUING OPERATIONS $10,206  $10,027   $10,163   $29,968   $30,896
                      ========= ======== ========= ========= =========





                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
              EPS CALCULATION ADJUSTMENTS PER EITF 04-08
                 (In thousands, except per share data)
                              (Unaudited)

                               Three months ended   Nine months ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                 2005      2004      2005      2004
                               --------- --------- --------- ---------

NET INCOME FROM CONTINUING
 OPERATIONS                      $3,087    $2,161    $9,241    $7,145
 Interest expense adjustment
  for convertible debt              292       295       871       352
                               --------- --------- --------- ---------
ADJUSTED FOR DILUTED
 CALCULATION                     $3,379    $2,456   $10,112    $7,497
                               ========= ========= ========= =========

DILUTED WEIGHTED AVERAGE SHARES  17,942    17,867    17,911    17,837
 Adjustment to reflect stock
  options                           919       411       491       414
 Adjustment to reflect
  convertible debt shares         2,857     2,857     2,857     1,137
                               --------- --------- --------- ---------
ADJUSTED FOR DILUTED
 CALCULATION                     21,718    21,135    21,259    19,388
                               ========= ========= ========= =========

INCOME PER SHARE - DILUTED        $0.16     $0.12     $0.48     $0.39
                               ========= ========= ========= =========

    CONTACT: EPIQ Systems, Inc.
             Mary Ellen Berthold, 913-621-9500
             Email: ir@epiqsystems.com